CLIFFWATER CORPORATE LENDING Fund

Class A Shares (CCLDX)
Class L Shares (CCLFX)

April 1, 2019

SUPPLEMENT TO PROSPECTUS

DATED MARCH 6, 2019

Effective April 1, 2019, the following replaces the fourth paragraph under the section entitled “Distributor” beginning on page 43 of the Prospectus:

The Fund has authorized one or more financial intermediaries to receive on its behalf purchase orders and repurchase requests. Such financial intermediaries are authorized to designate other intermediaries to receive purchase orders and repurchase requests on the Fund’s behalf. The Fund will be deemed to have received a purchase order or repurchase request when a financial intermediary or, if applicable, a financial intermediary’s authorized designee, receives the order or request. Customer orders will be priced at the Fund’s net asset value next computed after they are received by a financial intermediary or the financial intermediary’s authorized designee. Investors may be charged a fee if they effect transactions through a financial intermediary or authorized designee. Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Investment Adviser pays the Distributor a fee for certain distribution-related services. The Fund has been granted exemptive relief by the SEC permitting the Fund to offer multiple classes of Shares and to adopt a Distribution and Service Plan with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares to the Fund’s Distributor and/or other qualified recipients. The Distributor does not retain any of the distribution and servicing fees for profit.

Please retain this Supplement for future reference.